Schedule of Investments
February 28, 2026
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities–71.78%
Diversified–36.72%
Energy Transfer L.P.	7,074,347	$133,280,697
Enterprise Products Partners L.P.	3,059,964	110,587,099
MPLX L.P.	2,564,267	151,137,897
TC Energy Corp. (Canada)	442,981	28,514,687
		423,520,380
Gathering & Processing –15.34%
Hess Midstream L.P.	1,602,767	61,995,028
Western Midstream Partners L.P.	2,765,036	114,997,847
		176,992,875
Natural Gas Pipeline Transportation–1.76%
Enbridge, Inc. (Canada)	382,134	20,306,601
Other Energy–6.83%
Kodiak Gas Services, Inc.	399,357	21,792,911
Sunoco L.P.	893,961	57,025,772
		78,818,683
Petroleum Pipeline Transportation–11.13%
Genesis Energy L.P.	1,573,199	28,411,974
Plains All American Pipeline L.P.	3,694,829	77,258,874
Plains GP Holdings L.P.	1,004,599	22,643,662
		128,314,510
Total Master Limited Partnerships & Related Entities (Cost $585,557,650)		827,953,049
Shares
Common Stocks & Other Equity Interests–29.49%
Diversified–7.33%
ONEOK, Inc.	515,758	42,689,290
Shares		Value
Diversified–(continued)
Williams Cos., Inc. (The)	560,928	$41,912,540
		84,601,830
Gathering & Processing –12.91%
Archrock, Inc.	371,394	13,121,350
Targa Resources Corp.	575,928	135,803,823
		148,925,173
Natural Gas Pipeline Transportation–0.94%
Kinetik Holdings, Inc.	237,525	10,805,012
Other Energy–8.31%
Cheniere Energy, Inc.	175,054	41,265,480
Kinder Morgan, Inc.	854,779	28,438,497
Sunococorp LLC	437,580	26,206,666
		95,910,643
Total Common Stocks & Other Equity Interests (Cost $288,210,157)		340,242,658

Money Market Funds–3.77%
Invesco Government & Agency Portfolio, Institutional Class, 3.59%(a)(b)	15,213,537	15,213,537
Invesco Treasury Portfolio, Institutional Class, 3.56%(a)(b)	28,253,711	28,253,711
Total Money Market Funds (Cost $43,467,248)		43,467,248
TOTAL INVESTMENTS IN SECURITIES—105.04% (Cost $917,235,055)		1,211,662,955
OTHER ASSETS LESS LIABILITIES–(5.04)%		(58,140,518)
NET ASSETS–100.00%		$1,153,522,437
Notes to Schedule of Investments:
(a)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended February 28, 2026.

	Value November 30, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,354,053	$21,842,478	$(12,982,994)	$-	$-	$15,213,537	$68,260
Invesco Treasury Portfolio, Institutional Class	11,800,383	40,564,603	(24,111,275)	-	-	28,253,711	125,575
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,158,624	37,977,668	(46,136,292)	-	-	-	38,803*
Invesco Private Prime Fund	20,948,462	75,572,236	(96,520,698)	-	-	-	106,822*
Total	$47,261,522	$175,956,985	$(179,751,259)	$-	$-	$43,467,248	$339,460

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)	The rate shown is the 7-day SEC standardized yield as of February 28, 2026.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Alpha Fund

Notes to Quarterly Schedule of Portfolio Holdings
February 28, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of February 28, 2026, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Alpha Fund